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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2003

                             THE JOHN NUVEEN COMPANY
               (Exact Name of Registrant as Specified in Charter)

               Delaware                        1-11123                36-3817266
    (State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
            Incorporation)                     Number)       Identification No.)


333 West Wacker Drive, Chicago, Illinois                           60606
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.


         In a press release issued on January 22, 2003, the company announced that it will change its name from "The John Nuveen Company" to "Nuveen Investments, Inc.", effective January 31, 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         Not applicable





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     THE JOHN NUVEEN COMPANY


                                                     By: /s/ ALAN G. BERKSHIRE
                                                         -----------------------
                                                         Alan G. Berkshire
                                                         Senior Vice President


Dated:  January 22, 2003